Supplement dated November 1, 2008
to the
Van Kampen Tax Free Money Fund
Prospectus Dated November 1, 2008

In light of the recent unprecedented market turmoil, Van Kampen Tax Free Money Fund (the “Fund”) has applied to participate in the U.S. Treasury Temporary Guarantee Program for Money Market Funds (“Guarantee Program”). Although the Fund has continued to maintain a net asset value of $1.00 per share, the Fund believes that participation in the Guarantee Program will provide an added level of assurance for its shareholders. Under the Guarantee Program, the U.S. Treasury will guarantee to investors that they will receive $1.00 for each participating fund share held by a shareholder as of the close of business on September 19, 2008. Any additional investments made by a shareholder after September 19, 2008 in excess of the amount held on that date will not be covered under the Guarantee Program. The Guarantee Program remains in effect until December 18, 2008 unless extended by the U.S. Treasury Department. The Fund will bear the expenses of participating in the Guarantee Program. Further information about the Guarantee Program can be obtained at www.ustreas.gov.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
TFMMSPT1 11/08